UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 14, 2021

ADIT EDTECH ACQUISITION CORP.

(Exact name of registrant as specified in charter)

Delaware	000-39872	85-3477678
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 33rd Floor, New York, New York		10105
(Address of principal executive offices)		(Zip Code)

(646) 291-6930

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	ADEX.U	New York Stock Exchange
Common Stock, par value $0.0001 per share	ADEX	New York Stock Exchange
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	ADEX.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in Item 8.01 of this Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01 Other Events.

On January 14, 2021, Adit EdTech Acquisition Corp., a Delaware corporation (the “Company”), completed its initial public offering (“IPO”) of 24,000,000 units (“Units”). Each Unit consists of one share of common stock, par value $0.0001 per share (“Common Stock”), and one-half of one redeemable warrant (“Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price of $11.50 per share, subject to adjustment, pursuant to the Company’s registration statements on Form S-1 (File Nos. 333-251641 and 333-252021). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $240,000,000.

As previously reported on a Current Report on Form 8-K of the Company, on January 14, 2021, simultaneously with the consummation of the IPO, the Company completed a private placement of an aggregate of 6,550,000 warrants (the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant, generating gross proceeds of $6,550,000 (the “Private Placement”).

A total of $240,000,000 of the net proceeds from the IPO and the Private Placement was deposited in a trust account established for the benefit of the Company’s public stockholders.

On January 15, 2021, the underwriters exercised their over-allotment option in full, and on January 19, 2021, the underwriters purchased an additional 3,600,000 Units at an offering price of $10.00 per Unit, generating gross proceeds of $36,000,000. Simultaneously with the closing of the sale of additional Units, the Company sold an additional 720,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, generating gross proceeds of $720,000. As of January 19, 2021, an aggregate amount of $276,000,000 of the net proceeds from the IPO (including the additional 3,600,000 Units and additional 720,000 Private Placement Warrants) were deposited in the Company’s trust account established in connection with the IPO.

The Private Placement and the sale of the additional Private Placement Warrants were conducted as non-public transactions and, as transactions by an issuer not involving a public offering, are exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance upon Section 4(a)(2) of the Securities Act.

An audited balance sheet as of January 14, 2021 reflecting receipt of the net proceeds from the IPO and the Private Placement on January 14, 2021 (excluding the proceeds from the sale of the additional 3,600,000 Units and 720,000 Private Warrants), is included as Exhibit 99.1 to this Current Report on Form 8-K. The Company’s unaudited pro forma balance sheet as of January 14, 2021, reflecting receipt of the proceeds from the sale of the additional 3,600,000 Units and the additional 720,000 Private Placement Warrants is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet
99.2	Pro-forma Balance Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADIT EDTECH ACQUISITION CORP.

Date: January 21, 2021	By:	/s/ John J. D’Agostino
John J. D’Agostino Chief Financial Officer